UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE DEF-14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2)
☒	Definitive Information Statement

Dr. Foods, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF Dr. Foods, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Dr. Foods, Inc.

5-21 Toyosawacho

Hanamaki City, Iwate Prefecture

Hanamaki 025-0089 Japan

+81-90-6002-4978

Notice of Action by Written Consent of Stockholders to be Effective June 13, 2024 or as soon as practicable thereafter.

To the Holders of Common Stock of Dr. Foods, Inc.:

Dr. Foods, Inc., a Nevada Corporation, (the “Company”), hereby notifies our stockholders of record on May 7, 2024, that stockholders holding approximately 99.86% of the voting power have approved, by written consent in lieu of a special meeting on April 30, 2024, the following proposal(s):

Proposal(s): To file a Restated Certificate of Incorporation (the “Certificate”) to include a name change to Japan Food Tech Holdings, Inc., pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320 and 78.390, and to include amended rights and privileges to holders of Series Z Preferred Stock (as detailed fully in Appendix A) in conjunction with NRS 78.195.

In order to effect the Company's name change the Company intends to file a FINRA corporate action. In combination with the FINRA corporate action, the Company intends to amend its ticker symbol to more appropriately align with its new name. The Company cannot identify, at this time, what exactly the symbol may be changed to.

All the above action(s) and or proposal(s) have been deemed by Koichi Ishizuka, our sole Director, and our majority shareholder, White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, to be in the best interest of the Corporation and its shareholders.

Pursuant to the above proposal(s), the Restated Certification of Incorporation will be filed with the Secretary of State of the State of Nevada on June 13, 2024, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

The actions taken pursuant to the written consent shall be taken on or about June 13, 2024, more than 20 calendar days after the mailing of the Company’s Information Statement.

The Company’s Information Statement is first being mailed to our stockholders of record as of the close of business on May 7, 2024. The actions contemplated herein will not be effective prior to June 13, 2024, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action(s) to be effective at least 20 days after the mailing of our Information Statement are:

Proposal(s): To file a Restated Certificate of Incorporation (the “Certificate”) to include a name change to Japan Food Tech Holdings, Inc., pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320 and 78.390, and to include amended rights and privileges to holders of Series Z Preferred Stock (as detailed fully in Appendix A) in conjunction with NRS 78.195.

In order to effect the Company's name change the Company intends to file a FINRA corporate action. In combination with the FINRA corporate action, the Company intends to amend its ticker symbol to more appropriately align with its new name. The Company cannot identify, at this time, what exactly the symbol may be changed to.

All the above action(s) and or proposal(s) have been deemed by Koichi Ishizuka, our sole Director, and our majority shareholder, White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, to be in the best interest of the Corporation and its shareholders.

Pursuant to the above proposal(s), the Restated Certification of Incorporation will be filed with the Secretary of State of the State of Nevada on June 13, 2024, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

As described in this Information Statement, the Majority Stockholders, collectively representing approximately 99.86% of the voting power of the Company, as well as the Board of Directors, approved the aforementioned Proposals by written consent in lieu of a meeting by the Directors and Shareholders holding the majority of the voting power of the Company.

The actions taken pursuant to the written consent shall be taken on or about June 13, 2024, more than 20 calendar days after the mailing of the Company’s Information Statement.

This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to stockholders of the Company pursuant to the Nevada Revised Statutes.

By Order of the Board of Directors.
May 24, 2024	/s/ Koichi Ishizuka
Koichi Ishizuka
Chief Executive Officer; Director

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

THE MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dr. Foods, Inc.

5-21 Toyosawacho

Hanamaki City, Iwate Prefecture

Hanamaki 025-0089 Japan

+81-90-6002-4978

INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of May 7, 2024 (the “Record Date”) of Common Stock, $0.0001 par value (the “Common Stock”), of Dr. Foods, Inc. a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify holders of our Common Stock of the following:

Stockholders holding approximately 99.86% of the voting power have approved, by written consent in lieu of a special meeting on April 30, 2024, the following proposal(s):

Proposal(s): To file a Restated Certificate of Incorporation (the “Certificate”) to include a name change to Japan Food Tech Holdings, Inc., pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320 and 78.390, and to include amended rights and privileges to holders of Series Z Preferred Stock (as detailed fully in Appendix A) in conjunction with NRS 78.195.

In order to effect the Company's name change the Company intends to file a FINRA corporate action. In combination with the FINRA corporate action, the Company intends to amend its ticker symbol to more appropriately align with its new name. The Company cannot identify, at this time, what exactly the symbol may be changed to.

All the above action(s) and or proposal(s) have been deemed by Koichi Ishizuka, our sole Director, and our majority shareholder, White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, to be in the best interest of the Corporation and its shareholders.

Pursuant to the above proposal(s), the Restated Certification of Incorporation will be filed with the Secretary of State of the State of Nevada on June 13, 2024, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

We anticipate that we will file an 8-K with the Securities and Exchange Commission after completion of our FINRA corporate action that may include, amongst other details, our new CUSIP number for our Common Stock and other pertinent information. The legal date of the Amended Certificate of Incorporation we will file with the Nevada Secretary of State in connection with our Name Change may not be the same exact date as the FINRA effective date of our Name Change and Ticker Symbol Change.

The actions taken pursuant to the written consent shall be taken on or about June 13, 2024, more than 20 calendar days after the mailing of the Company’s Information Statement.

The Company’s Information Statement is first being mailed to our stockholders of record as of the close of business on May 7, 2024. The actions contemplated herein will not be effective prior to June 13, 2024, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

The name change will be effected by the Company filing a Restated Certificate of Incorporation (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320, and 78.390, with the Secretary of State of the State of Nevada on May 24, 2024, or as soon as practicable thereafter. The Certificate is not effective until the Effective Date.

Under the NRS, stockholders are not entitled to dissenters’ rights with respect to the Name Change.

This Information Statement is being furnished for informational purposes only.

Our Board of Directors is not soliciting your proxy or consent in connection with the aforementioned Name Change or Proposals. You are urged to read this Information Statement carefully and in its entirety for a description of the corporate action taken by the Majority Stockholders and Board of Directors.

The entire cost of furnishing this Information Statement will be borne by the Company.

At this time, the mailing of the notice to the holders of Common Stock has been sent out.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 4,800,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and 20,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”). Of the shares of our Preferred Stock, 10,000 are designated as Series Z Preferred Stock, having voting rights whereas every one share of Series Z Preferred Stock has voting rights equivalent to 1,000,000 shares of Common Stock.

As of the date of this filing, and prior to the anticipated Restated Articles of Incorporation that we plan to file, we have 13,708,699 shares of Common Stock and 10,000 shares of Series Z Preferred Stock issued and outstanding.

Common Stock

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights. No holder of shares of stock of any class or series shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or series, or of securities convertible into shares of stock of any class or series, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

Preferred Stock

Twenty million (20,000,000) shares are designated as preferred stock at $0.0001 par value (the “Preferred Stock”). Ten Thousand (10,000) shares of Preferred Stock shall be designated as Series Z Preferred Stock. Every share of Series Z Preferred Stock has no conversion rights, and every vote of Series Z Preferred Stock shall have voting rights equal to 1,000,000 votes of Common Stock. The rights of Series Z Preferred Stock will be changing, as a result of the Restated Certificate of Incorporation which the Company intends to file. For full details, refer to Appendix A.

The Preferred Stock of the Corporation shall be issuable by authority of the Board of Director(s) of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time. The authority of the Board of Directors with respect to each class or series shall include all designation rights conferred by Nevada Laws upon directors, including, but not limited to, determination of the following:

(a) The number of shares constituting of that class or series and the distinctive designation of that class or series;

(b) The dividend rate on the share of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights or priorities, if any, of payment of dividends on shares of that class or series;

(c) Whether the shares of that class or series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of conversion rate(s) in relation to such events as the Board of Directors shall determine;

(d) Whether the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which amount they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(e) Whether there shall be a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

(f) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that class or series; and

(g) Any other relative rights, preferences and limitations of that class or series now or hereafter permitted by law.

Options and Warrants

None.

Convertible Notes

None.

Dividend Policy

We have not paid any cash dividends to shareholders. The declaration of any future cash dividends is at the discretion of our board of directors and depends upon our earnings, if any, our capital requirements and financial position, general economic conditions, and other pertinent conditions.  It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Holders

As of the date of this information statement, we have approximately 224 shareholders of record.

Transfer Agent

Our transfer agent is Olde Monmouth Stock Transfer Co., Inc. Their mailing address is 200 Memorial Parkway Atlantic Highlands, NJ 07716.

VOTING SECURITIES

As of the date of this Information Statement, our voting securities consist of our shares of our Common Stock, par value $0.0001 per share (“Common Stock”) of which 13,708,699 shares of Common Stock are issued and outstanding. At this time we have 10,000 shares of Series Z Preferred Stock issued and outstanding.

Our Restated Certificate of Incorporation, which needs to be filed with the Nevada Secretary of State to effectuate our Name Change, requires the affirmative consent of our majority shareholders, which has been obtained by White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka. White Knight Co., Ltd. has the right to vote 99.86% of the total voting power of the Company.

White Knight Co., Ltd., controlled entirely by Koichi Ishizuka, and our Board of Directors, consisting solely of Koichi Ishizuka, have approved the proposed action(s) herein.

Koichi Ishizuka, through hit indirect ownership of the Company, and his position as the sole member of the Company’s Board of Directors, has the power to pass the proposed corporate actions detailed herein without the concurrence of any of our other stockholders.

This Information Statement has been sent to stockholders of record as of the Record Date and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Rights of Appraisal

No dissenters’ or appraisal rights are available to the Company’s stockholders as of the Record Date under Nevada law, the Restated Certificate of Incorporation, or the bylaws of the Company in connection with the Actions.

ACTIONS TO BE TAKEN

On April 30, 2024, the Board, along with White Knight Co., Ltd. and Koichi Ishizuka, “the Consenting Stockholders”, as well as our Board of Directors, consisting solely of Koichi Ishizuka, approved the following proposal(s):

Proposal(s): To file a Restated Certificate of Incorporation (the “Certificate”) to include a name change to Japan Food Tech Holdings, Inc., pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320 and 78.390, and to include amended rights and privileges to holders of Series Z Preferred Stock (as detailed fully in Appendix A) in conjunction with NRS 78.195.

In order to effect the Company's name change the Company intends to file a FINRA corporate action. In combination with the FINRA corporate action, the Company intends to amend its ticker symbol to more appropriately align with its new name. The Company cannot identify, at this time, what exactly the symbol may be changed to.

All the above action(s) and or proposal(s) have been deemed by Koichi Ishizuka, our sole Director, and our majority shareholder, White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, to be in the best interest of the Corporation and its shareholders.

Pursuant to the above proposal(s), the Restated Certification of Incorporation will be filed with the Secretary of State of the State of Nevada on June 13, 2024, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

The actions taken pursuant to the written consent shall be taken on or about June 13, 2024, more than 20 calendar days after the mailing of the Company’s Information Statement.

Purpose of the Proposed Actions

The Company’s Board of Directors, consisting solely of Koichi Ishizuka, and our Majority Shareholder, comprised of White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, believe that the above proposals are in the best interests of the Company and its shareholders.

It is the belief of the Board of Directors, and the Majority Shareholder, that the proposed actions are in the best interests of the Company primarily for the following reasons, although these are not necessarily the sole rationale behind this decision:

The Board of Directors and Majority Shareholders believe that the Name Change and Ticker Symbol Change will improve the marketability and liquidity of the Common Stock. The board of directors believes that the ability to convert Series Z Preferred Stock into shares of Common Stock will provide the Company greater flexibility with respect to the Company’s capital structure for various purposes including, but not limited to, additional equity financing and stock based acquisitions.

Effects of the Proposed Actions

The below does not purport to include all of the possible effects of the proposed actions, but instead details the effects that the Company believes to be the most probable.

The result of changing the company’s name from Dr. Foods, Inc. to Japan Food Tech Holdings, Inc. is that the Company will be named Japan Food Tech Holdings, Inc. going forward. This could effect brand recognition and market perception of our company. We cannot anticipate exactly how, or to what extent, this may impact our company.

As shares of Series Z Preferred Stock will be able to be converted into additional shares of Common Stock, existing holders of Common Stock may face potential dilution as it relates to their % ownership of Common Stock. However, their total voting percentage in the Company will not be affected. Holders of Common Stock will have the same rights and privileges as they did prior to the proposed Restated Certificate of Incorporation.

The rights and privileges associated with the Common Stock issued upon conversion of Series Z Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing holders of Common Stock, including voting rights. Upon completion of any conversion, all rights with respect to any issued Preferred Series Z Stock will terminate.

Holders of Series Z Preferred Stock electing to convert their Series Z Preferred Stock into Common Stock cannot do so if it necessitates an increase to our authorized shares. Currently, we have authorized 4,800,000,000 shares of Common Stock.

The Company views the option to provide holders of Series Z Preferred Stock conversion rights into Common Stock as a strategic move aimed to enhance our financial flexibility and to strengthen our ability to pursue growth opportunities. We believe this conversion mechanism may, in the future, offer us a valuable avenue to efficiently access capital, facilitate potential acquisitions, and advance our business objectives.

The Company can make no assurances that the beliefs expressed in the paragraphs above will turn out to be accurate when the proposed actions are implemented. It's important to note that we cannot accurately predict how these actions may impact the future value of our Company or Common Stock.

STATE FILING

The Name Change will be effected by the Company filing a Restated Certificate of Incorporation (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Sections 78.315, 78.320 , and 78.390, with the Secretary of State of the State of Nevada on June 13, 2024, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Name Change detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Name Change, and Ticker Symbol Change, to be processed by FINRA and published on the FINRA Daily List. In connection with our Name Change we will receive a new CUSIP number.

We anticipate that we will file an 8-K with the Securities and Exchange Commission after completion of our FINRA corporate action that may include, amongst other details, our new CUSIP number for our Common Stock and other pertinent information.

The legal date of the Restated Certificate of Incorporation we will file with the Nevada Secretary of State in connection with our Name Change, and amendment of rights pursuant to Series Z Preferred Stock, may not be the same exact date as the FINRA effective date of our Name and Ticker Symbol Change.

See Appendix A for the text of the Restated Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of April 30, 2024, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our directors and named executive officer and (iii) all of our directors and named executive officer as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of April 30, 2024, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of April 30, 2024 when computing the percentage ownership of each other person.

The percentage of voting control held by each listed person and/or entity is based on 13,708,699 shares of Common Stock, $0.0001 par value, issued and outstanding and 10,000 shares of Series Z Preferred Stock, $0.0001 par value, issued and outstanding as of the date of this report.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Koichi Ishizuka [1]	0	0%	0	0.0%	0%
5% or greater Shareholders (of any class)
White Knight Co., Ltd. [2]	0	0%	10,000	100%	99.86%
Total	0	0%	10,000	100%	99.86%

1 The row above for Koichi Ishizuka denotes shares held under his personal name.

2 White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Name Change or Proposals detailed herein that are not shared by all other stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Dr. Foods, Inc., 5-21 Toyosawacho, Hanamaki City, Iwate Prefecture, Hanamaki 025-0089 Japan, Attn: Chief Executive Officer, Koichi Ishizuka.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Name and Ticker Symbol Change outlined above and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Dr. Foods, Inc., 5-21 Toyosawacho, Hanamaki City, Iwate Prefecture, Hanamaki 025-0089 Japan, Attn: Chief Executive Officer, Koichi Ishizuka. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Action, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

May 7, 2024	/s/ Koichi Ishizuka
Koichi Ishizuka
Chief Executive Officer, Sole Director

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DR. FOODS, INC.

The undersigned, Koichi Ishizuka, as Director of Dr. Foods, hereby certifies that:

1. He is the Director of Dr. Foods, Inc., a Nevada Corporation.

2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Nevada on February 26, 2021 under the name Capital Solutions, Inc. The Certificate of Incorporation was amended on August 24, 2021, and February 22, 2022.

3. The Amended and Restated Certificate of Incorporation of the corporation which restates, integrates, and further amends the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the corporation’s Board of Directors in accordance with NRS 78.315, NRS 78.380, and NRS 78.403 with and by written consent without a meeting in accordance with Nevada Revised Statutes, (“NRS”).

4. The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

ARTICLE I

NAME

The name of the Corporation shall be Japan Food Tech Holdings, Inc.

ARTICLE II PERIOD OF DURATION

The Corporation shall exist in perpetuity from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE III PURPOSES AND POWERS

1. Purposes Except as restricted by these Articles of Incorporation, the Corporation is organized for the purpose of transacting all lawful business for which corporations may be incorporated pursuant to the Nevada Business Corporation Act.

2. General Powers Except as restricted by these Articles of Incorporation, the Corporation shall have and may exercise all powers and rights which a corporation may exercise legally pursuant to the Nevada Business Corporation Act.

3. Issuance of Shares The board of directors of the Corporation may divide and issue any class of stock of the Corporation in series pursuant to a resolution properly filed with the Secretary of State of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is: four billion eight hundred twenty million (4,820,000,000). These shares shall be divided into two classes with four billion eight hundred million (4,800,000,000) shares designated as common stock at $0.0001 par value (the "Common Stock") and twenty million (20,000,000) shares designated as preferred stock at $0.0001 par value (the "Preferred Stock").

Designation of Preferred Series Z stock. Ten Thousand (10,000) shares of the Company’s preferred stock shall be designated as Series Z Preferred Stock, $0.0001 par value per share. Initially, there will be no dividends due or payable on the Series Z Preferred Stock. Holders of Series Z Preferred Stock shall have the right to convert every one share of Series Z Preferred into One Million (1,000,000) Common Shares of the Corporation. Series Z Stock may be converted at any time, at the sole discretion of the holder of Series Z Preferred Stock. Converting Series Z Preferred Stock into Common Stock cannot be done if it necessitates an increase to our authorized shares. Each one share of the Series Z Preferred Stock shall have voting rights equal to one million (1,000,000) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series Z Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or by-laws.

Preferred Stock. The Preferred Stock of the Corporation shall be issuable by authority of the Board of Director(s) of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time. The authority of the Board of Directors with respect to each class or series shall include all designation rights conferred by Nevada Laws upon directors, including, but not limited to, determination of the following:

(a)	The number of shares constituting of that class or series and the distinctive designation of that class or series;
(b)

The dividend rate on the share of that class or series, whether dividends shall be cumulative, and, if so,

from which date or dates, and the relative rights or priorities, if any, of payment of dividends on shares of that class or series;

(c)

Whether the shares of that class or series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of conversion rate(s) in relation to such events as the Board of Directors shall determine;

(d) Whether the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which amount they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(e) Whether there shall be a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

(f) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that class or series; and

(g) Any other relative rights, preferences and limitations of that class or series now or hereafter permitted by law.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class or series shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or series, or of securities convertible into shares of stock of any class or series, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE V ELECTION OF DIRECTORS

The election of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

ARTICLE VI INDEMNIFICATION

The Corporation is authorized to provide indemnification of its directors, officers, employees and agents whether by bylaw agreement, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification expressly permitted by Section 78.751 of the Nevada Business Corporation Act for breach of duty to the Corporation and its shareholders subject only to the applicable limits upon such indemnification as set forth in the Nevada Business Corporation Act. Any repeal or modification of this Article VI or Article X shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

ARTICLE VII ADOPTION AND AMENDMENT OF BYLAWS

The initial Bylaws or the Corporation shall be adopted by its board of directors. Subject to repeal or change by action of the shareholders, the power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the board of directors. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

ARTICLE VIII RESIDENT AGENT

The name of the Corporation's resident agent and the street address is Registered Agents Inc., 401 Ryland St Ste 200- A, Reno, NV 89502.

The resident agent may be changed in the manner permitted by law.

ARTICLE IX INITIAL BOARD OF DIRECTORS

The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation, and the number of directors of the Corporation may be changed from time to time by consent of the Corporation's directors. The initial board of directors of the Corporation shall consist of one (1) director. The name and address of the person who shall serve as director until the first annual meeting of shareholders and until his successor(s) are elected and shall qualify is:

Koichi Ishizuka

3F K’s Minamiaoyama

6-6-20 Minamiaoyama, Minato-ku

Tokyo, Japan

ARTICLE X LIMITATION OF LIABILITY OF DIRECTORS AND

OFFICERS TO CORPORATION AND SHAREHOLDERS

No director or officer shall be liable to the Corporation or any shareholder for damages for breach of fiduciary duty as a director or officer, except for any matter in respect of which such director or officer (a) shall be liable under Section 78.300 of the Nevada Business Corporation Act or any amendment thereto or successor provision thereto or (b) shall have acted or faded to act in a manner involving intentional misconduct fraud or a knowing violation of law. Neither the amendment nor repeal of this Article, nor the adoption of any provision in the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provisions. This Article shall apply to the full extent now permitted by Nevada law or as may be permitted in the future by changes or enactments in Nevada law, including without limitation Section 78.300 and/or the Nevada Business Corporation Act.

IN WITNESS WHEREOF, the Amended and Restated Certificate of Incorporation has been duly adopted and ratified by this corporation’s Board of Directors in accordance with the applicable provisions of NRS 78.315, NRS 78.380, and NRS 78.403 and signed by its duly authorized officer this ___day of June 2024.

JAPAN FOOD TECH HOLDINGS, INC.

By: /s/ Koichi Ishizuka

Name: Koichi Ishizuka

Title: President and Chief Executive Officer